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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                 CURRENT REPORT UNDER SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   DATE OF REPORT MAY 19, 1995                   COMMISSION FILE NUMBER 0-11307
(DATE OF EARLIEST EVENT REPORTED)


                          GLOBAL NATURAL RESOURCES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          NEW JERSEY                                           93-0835865
(STATE OR OTHER JURISDICTION OF                              (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)

     5300 MEMORIAL DRIVE                                         77007
         SUITE 800                                             (ZIP CODE)
       HOUSTON, TEXAS
  (ADDRESS OF PRINCIPAL
    EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 880-5464

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ITEM 5.  OTHER EVENTS

                  Global Natural Resources Inc. (The "Company") and the Company's wholly-owned subsidiary, Global Natural Resources Corporation of Nevada, a Nevada corporation (the "Borrower"), have executed and delivered a Credit Agreement dated as of May 19, 1995 (the "Credit Agreement") among the Borrower (as borrower), the Company (as Guarantor), NationsBank of Texas, N.A., as Agent, and certain other financial institutions (the "Lenders") which may become party to the Credit Agreement pursuant to which the Lenders have agreed to provide loans to the Borrower from time to time, not to exceed in the aggregate $35,000,000 (subject in all events to certain periodic reductions and to the calculation of the Available Borrowing Base, as defined in the Credit Agreement). If the Borrower and the Agent consent and if the Aggregate Maximum Credit Amounts are changed to exceed $35,000,000, a Lender may assign to a commercial bank all or part of such Lender's rights under the Credit Agreement. Subject to the restriction in the Credit Agreement, a Lender may assign participation in all or part of such Lender's interest in the Credit Agreement. The Borrower may borrow, repay and re-borrow such amounts available under the Credit Agreement until March 31, 2000 (subject to certain early termination dates determined in accordance with the Credit Agreement). In addition, NationsBank of Texas, N.A., as issuing bank for the Lenders, has agreed to extend credit to the Borrower (or any subsidiary of the Borrower or of the company) by issuing, renewing, extending or reissuing letters of credit not exceeding the lesser of (I) $20,000,000 or (ii) the Aggregate Commitments (as defined in the Credit Agreement) minus the aggregate principle amount of all loans then outstanding under the Credit Agreement.

                  The Company has issued a Guaranty Agreement pursuant to which the Company has guarantied the payment of all indebtedness, obligations and liabilities under the Credit Agreement.

                  Except for the Guaranty Agreement, the loan facility is unsecured. The proceeds of the loan facility will be used for general corporate purposes.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      EXHIBITS

                  1.1 Credit Agreement dated as of May 19, 1995 among Global Natural Resources Corporation of Nevada, as Borrower, Global Natural Resources Inc., as Guarantor, NationsBank of Texas, N.A., as agent, and the Lenders signatory thereto.

                  1.2 Form of Promissory Note issued by Global Natural Resources Corporation of Nevada.

                  1.3 Guaranty Agreement dated as May 19, 1995 issued by Global Natural Resources Inc. In favor of NationsBank of Texas, N.A., as agent.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                      GLOBAL NATURAL RESOURCES INC.

Dated: June 15, 1995                  By: /s/ Eric Lynn Hill
                                          -------------------
                                      Eric Lynn Hill
                                      Vice President-Finance and Administration





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